UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):  May 5, 2003

COMMISSION FILE NUMBER 333-92383

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

(Exact Name of Registrant as specified in its Charter)

DELAWARE

06-1397316

(State of Incorporation)	(I.R.S. Employer Identification No.)

251 BALLARDVALE STREET, WILMINGTON, MASSACHUSETTS 01887

(Address of Principal Executive Offices) (Zip Code)

978-658-6000
(Registrant’s Telephone Number, Including Area Code)

ITEM 9.  REGULATION FD DISCLOSURE

On May 5, 2003, Charles River Laboratories, Inc., wholly-owned subsidiary of the Registrant, posted to its company website an updated investor presentation, a copy of which is filed herewith as Exhibit 99.1.

EXHIBIT 99.1

Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

Dated: May 5, 2003

	By:	/s/ Dennis R. Shaughnessy

Dennis R. Shaughnessy, Sr. Vice President,
Corporate Development, General Counsel
and Secretary